Summary Prospectus
October 1, 2016
Columbia Small/Mid Cap Value Fund

Class	Ticker Symbol
Class A Shares	AMVAX
Class B Shares	AMVBX
Class C Shares	AMVCX
Class I Shares	RMCIX
Class K Shares	RMCVX
Class R Shares	RMVTX
Class R4 Shares	RMCRX
Class R5 Shares	RSCMX
Class W Shares	CVOWX
Class Y Shares	CPHPX
Class Z Shares	CMOZX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.columbiathreadneedleus.com/resources/literature. You can also get this information at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiathreadneedle.com. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated October 1, 2016, and current Statement of Additional Information.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Columbia Small/Mid Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information about these and other discounts is available from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 20 of the Fund’s prospectus and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, K, R, R4, R5, W, Y and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	5.00% (b)	1.00% (c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class K	Class R	Class R4	Class R5	Class W	Class Y	Class Z
Management fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.50%	0.00%	0.00%	0.25%	0.00%	0.00%
Other expenses(d)	0.20%	0.20%	0.20%	0.04%	0.34%	0.20%	0.20%	0.09%	0.20%	0.04%	0.20%
Total annual Fund operating expenses	1.25%	2.00%	2.00%	0.84%	1.14%	1.50%	1.00%	0.89%	1.25%	0.84%	1.00%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge decreases over time.
(c)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(d)	Other expenses for Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class W and Class Z shares have been restated to reflect current transfer agency fees paid by the Fund.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$695	$949	$1,222	$1,999
Class B (assuming redemption of all shares at the end of the period)	$703	$927	$1,278	$2,134
Class B (assuming no redemption of shares)	$203	$627	$1,078	$2,134
Class C (assuming redemption of all shares at the end of the period)	$303	$627	$1,078	$2,327
Class C (assuming no redemption of shares)	$203	$627	$1,078	$2,327
1	Columbia Small/Mid Cap Value Fund

	1 year	3 years	5 years	10 years
Class I (whether or not shares are redeemed)	$ 86	$268	$ 466	$1,037
Class K (whether or not shares are redeemed)	$116	$362	$ 628	$1,386
Class R (whether or not shares are redeemed)	$153	$474	$ 818	$1,791
Class R4 (whether or not shares are redeemed)	$102	$318	$ 552	$1,225
Class R5 (whether or not shares are redeemed)	$ 91	$284	$ 493	$1,096
Class W (whether or not shares are redeemed)	$127	$397	$ 686	$1,511
Class Y (whether or not shares are redeemed)	$ 86	$268	$ 466	$1,037
Class Z (whether or not shares are redeemed)	$102	$318	$ 552	$1,225
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of small- and medium-sized companies. These equity securities generally include common stocks and may also include real estate investment trusts. Small- and medium-sized companies are those whose market capitalizations at the time of purchase fall within the market capitalization range of the Russell 2500 Value Index (the Index) (between $29.3 million and $10.9 billion as of August 31, 2016). The market capitalization range and composition of the companies in the Index are subject to change.
The Fund may invest up to 25% of its net assets in foreign investments. Foreign investments include depositary receipts. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the financial services sector.
Principal Risks
An investment in the Fund involves risks, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.
Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations, war and terrorism), occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by
Columbia Small/Mid Cap Value Fund	2

fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or long periods.
Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector, including the financial services sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the portfolio manager's perceived value assessment of that security, or may decline in price, even though the portfolio manager(s) believe(s) the securities are already undervalued. There is also a risk that it may take longer than expected for the value of these investments to rise to the portfolio manager’s perceived value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
3	Columbia Small/Mid Cap Value Fund

Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges shown in the Shareholder Fees table in this prospectus) for the periods shown with a broad measure of market performance.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares are higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedle.com/us.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	3rd Quarter 2009	22.02%
	Worst	4th Quarter 2008	-27.69%
*	Year to Date return as of June 30, 2016: 1.31%
Columbia Small/Mid Cap Value Fund	4

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2015)
	Share Class Inception Date	1 Year	5 Years	10 Years
Class A	02/14/2002
returns before taxes		-11.75%	6.54%	5.38%
returns after taxes on distributions		-13.02%	5.06%	4.14%
returns after taxes on distributions and sale of Fund shares		-5.64%	5.15%	4.22%
Class B returns before taxes	02/14/2002	-11.44%	6.70%	5.19%
Class C returns before taxes	02/14/2002	-7.98%	6.99%	5.20%
Class I returns before taxes	03/04/2004	-5.95%	8.30%	6.47%
Class K returns before taxes	02/14/2002	-6.35%	7.95%	6.17%
Class R returns before taxes	12/11/2006	-6.59%	7.53%	5.71%
Class R4 returns before taxes	12/11/2006	-6.09%	7.94%	6.03%
Class R5 returns before taxes	12/11/2006	-6.01%	8.23%	6.40%
Class W returns before taxes	12/01/2006	-6.34%	7.83%	6.03%
Class Y returns before taxes	06/13/2013	-5.99%	8.06%	6.13%
Class Z returns before taxes	09/27/2010	-6.17%	8.10%	6.16%
Russell 2500 Value Index (reflects no deductions for fees, expenses or taxes)		-5.49%	9.23%	6.51%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jarl Ginsberg, CFA, CAIA	Senior Portfolio Manager	Co-manager	2013
Christian Stadlinger, Ph.D., CFA	Senior Portfolio Manager	Co-manager	2013
David Hoffman	Senior Portfolio Manager	Co-manager	2013
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
investor.columbiathreadneedle.com/us	Columbia Funds, c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp. 30 Dan Road, Suite 8081 Canton, MA 02021-2809	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment
Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B* & C	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes I, K**, R, R4 & Y	All eligible accounts	None	N/A
Class R5	Combined underlying accounts of eligible registered investment advisers	$100,000	N/A
	Omnibus retirement plans	None	N/A
Class W	All eligible accounts	$500	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100

5	Columbia Small/Mid Cap Value Fund

*	Class B shares are generally closed to new and existing shareholders.
**	Class K shares are generally closed to new investors.
There is no minimum additional investment for any share class.
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Columbia Small/Mid Cap Value Fund	6

Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2016 Columbia Management Investment Advisers, LLC.
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